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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 9, 2006
                Date of Report (Date of earliest event reported)

                       UNIVERSAL TECHNICAL INSTITUTE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             1-31923                                 86-0226984
     (Commission File Number)             (IRS Employer Identification No.)

          20410 North 19th Avenue, Suite, 200, Phoenix, Arizona, 85027
               (Address of Principal Executive Office) (Zip Code)

                                  623-445-9500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 9, 2006, Universal Technical Institute, Inc. ("the Company") issued a press release reporting 15% net revenue growth and 15% operating income margin for the second quarter of fiscal 2006, excluding equity based compensation expense. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

      The Company adopted Statement of Financial Accounting Standards No. 123(R) effective October 1, 2005. SFAS No. 123(R) requires the Company to recognize equity based compensation expense for all stock option and other equity-based awards. Prior to its adoption of SFAS No. 123(R), the Company accounted for stock-based awards to employees in accordance with Accounting Principles Board Opinion No. 25.

      As a result of the Company's adoption of SFAS No. 123(R), the Company's press release includes certain financial measures that may be deemed "non-GAAP financial measures" under rules of the Securities and Exchange Commission. These non-GAAP financial measures are provided to enhance the reader's overall understanding and provide greater comparability of the Company's interim and annual financial performance for fiscal 2006. This information should be considered in conjunction with the Company's financial results prepared in accordance with GAAP.

      In accordance with General Instruction B.2 to Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)          Exhibits.

EXHIBIT #    DESCRIPTION
---------    -------------------------------------------------------------------
99.1         Press Release of Universal Technical Institute, Inc., dated
             May 9, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNIVERSAL TECHNICAL INSTITUTE, INC.


Date: May 9, 2006                            By:    /s/ Jennifer L. Haslip
                                                    ----------------------------
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT #    DESCRIPTION
---------    -------------------------------------------------------------------
99.1         Press Release of Universal Technical Institute, Inc., dated
             May 9, 2006.